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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
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                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1995

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Nevada                         1-4371                  74-1509818
  (STATE OR OTHER                (COMMISSION FILE           (IRS EMPLOYER
  JURISDICTION OF                     NUMBER)             IDENTIFICATION NO.)
   INCORPORATION)

                             10500 Westoffice Drive
                              Houston, Texas 77042
                              (ADDRESS OF PRINCIPAL
                     EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 785-7790
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1995, pursuant to the Agreement and Plan of Merger, dated as of May 11, 1995 (the "Merger Agreement"), between Tech-Sym Corporation ("Tech-Sym") and CogniSeis Development, Inc. ("CogniSeis"), CSD Merger, Inc. ("CSD"), a Delaware corporation and wholly-owned subsidiary of Tech-Sym, merged with and into CogniSeis (the "Merger"). As a result of the Merger, CogniSeis became a wholly-owned subsidiary of Tech-Sym. CogniSeis common stock is no longer transferrable, and certificates evidencing shares of CogniSeis common stock represent only the right to receive the consideration into which such shares were converted upon consummation of the Merger. In accordance with the provisions of the Merger Agreement, each share of CogniSeis Common Stock has been converted into a right to receive approximately .2789 shares of Tech-Sym Common Stock and an equal number of Tech-Sym Rights. In lieu of any fractional security, each holder of shares of CogniSeis Common Stock who would otherwise have been entitled to a fraction of a share of Tech-Sym Common Stock will be paid an amount in cash equal to such holder's proportionate interest in the sum of (i) the net proceeds from the sale or sales by the Exchange Agent, on behalf of all such holders, of the difference between the entire number of shares of Tech-Sym Common Stock issuable pursuant to the Merger Agreement and the sum of the whole shares of Common Stock to be issued to the former holders of CogniSeis Common Stock, at the prevailing prices on the New York Stock Exchange and (ii) the aggregate dividends or other distributions that are payable with respect to such shares of Tech-Sym Common Stock as provided in the Merger Agreement. Pursuant to the Merger Agreement, no interest will be paid or accrue on the consideration paid in the Merger. The Merger was accounted for as a pooling of interests.

         The operations acquired from CogniSeis include the production and marketing of seismic processing and geologic interpretation systems consisting of applications software and specially configured computing equipment, which are sold or leased to oil companies, geophysical contractors, universities and governmental agencies. In addition to system sales, CogniSeis also provides software and hardware support, installation, training, consulting and on-site personnel. After the Merger, all such operations have continued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Businesses Acquired.

             The following financial statements are hereby incorporated by reference herein: The audited consolidated balance sheets, consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders' equity, together with the notes to consolidated financial statements, and the unaudited consolidated condensed balance sheets, consolidated condensed statements of operations and consolidated condensed statements of cash flows, together with the notes to consolidated financial statements, included in the financial pages of Tech-Sym's Prospectus and Proxy Statement, which were filed as part of Tech-Sym's Registration Statement on Form S-4 (Registration No. 33-59491). Also incorporated by reference herein is the report of Ernst & Young, L.L.P. dated September 9, 1994, except for Note 9 as to which the date is May 19, 1995, relating to the financial statements of CogniSeis, which appears at page F-2 of Tech-Sym's Registration Statement on Form S-4 (Registration No. 33-59491).

        (b)  Pro Forma Financial Information

             The following unaudited pro forma combined financial information of Tech-Sym and CogniSeis are hereby incorporated by reference herein: combined balance sheet and combined statements of income, together with the introductory explanation of such financial statements and the notes to unaudited pro forma combined financial statements, included at pages F-17 through F-24 of Tech-Sym's Prospectus and Proxy Statement, which were filed as part of Tech-Sym's Registration Statement on Form S-4 (Registration No. 33-59491).

        (c)  Exhibits.

        Exhibit Number                           Description
        --------------                           -----------
            2.1 Agreement and Plan of Merger dated as of May 11, 1995, among CogniSeis Development, Inc., Tech-Sym Corp. and CSD Merger, Inc. (included as Appendix A in Registration Statement on Form S-4 (Registration No. 33-59491) and incorporated herein by reference).

            4.1 Amended and Restated Rights Agreement dated as of June 1, 1988, between Tech-Sym Corporation and Continental Stock Transfer and Trust Company, as Rights Agent (included as
                   Exhibit 4(a) to Tech-Sym's Annual Report on Form 10-K for the year ended December 31, 1993 and incorporated herein by reference).

           23.1    Consent of independent auditors.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TECH-SYM CORPORATION

                                             By /s/ RAY F. THOMPSON
                                                    Vice President, Treasurer
                                                    and Chief Financial Officer

Date: July 14, 1995

                                 EXHIBIT INDEX

Exhibit Number                    Description
- --------------                    -----------

    2.1 Agreement and Plan of Merger dated as of May 11, 1995, among CogniSeis Development, Inc., Tech-Sym Corp. and CSD Merger, Inc. (included as Appendix A in Registration Statement on Form S-4 (Registration No. 33-59491) and incorporated by reference herein).

    4.1 Amended and Restated Rights Agreement dated as of June 1, 1988, between Tech-Sym Corporation and Continental Stock Transfer and Trust Company, as Rights Agent (included as Exhibit 4(a) to Tech-Sym's Annual Report on Form 10-K for the year ended December 31, 1993 and incorporated herein by reference).

    23.1   Consent of independent auditors.